UNITED STATES
                            SECURITIES AND EXCHANGE COMMISSION

                                  Washington, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934


                    Date of Report (Date of earliest event reported)
                                   October 18, 1999
                             ----------------------------------


                           SALOMON SMITH BARNEY HOLDINGS INC.
                 (Exact name of registrant as specified in its charter)



        Delaware                1-4346                       22-1660266
(State or other              (Commission File Number)     (IRS Employer
 jurisdiction of                                           Identification No.)
 incorporation)


                 388 Greenwich Street, New York, NY              10013
              (Address of principal executive offices)        (Zip Code)



                                   (212) 816-6000
               (Registrant's telephone number, including area code)

                                SALOMON SMITH BARNEY HOLDINGS INC.
                                    Current Report on Form 8-K



Item 5.  Other Events


Results of Operations
(Unaudited)

This report summarizes the results of operations of Salomon Smith Barney Holdings Inc. (the "Company") for the three and nine month periods ended September 30, 1999 and 1998. Certain prior period amounts have been reclassified to conform to current period presentation.


                          SALOMON SMITH BARNEY HOLDINGS INC.
                                SELECTED FINANCIAL DATA
                           (Unaudited, dollars in millions)



                                                                     September 30,
                                                                  ------------------
                                                              1999                  1998
                                                              ----                  ----

Total stockholder's equity                                $   9,879             $   8,715

Total assets under fee-based management                   $ 297,200             $ 247,300


                                                                   Three                        Nine
                                                                Months Ended                 Months Ended
                                                                September 30,                September 30,
                                                            1999            1998         1999            1998
Revenues:

 Commissions                                              $  815         $   797       $2,623          $2,376
 Investment banking                                          778             531        2,213           1,799
 Principal transactions                                      329          (1,331)       2,011            (236)
 Asset management and administration fees                    693             563        1,958           1,614
 Other                                                        67              28          185             102
                                                          ------          ------       ------          ------
   Total noninterest revenues                              2,682             588        8,990           5,655
                                                          ------          ------       ------          ------
 Interest and dividends                                    2,811           3,338        8,290          10,124
 Interest expense                                          2,420           3,013        7,083           9,003
                                                          ------          ------       ------          ------

   Net interest and dividends                                391             325        1,207           1,121
                                                          ------          ------       ------          ------

   Revenues, net of interest expense                       3,073             913       10,197           6,776
                                                          ------          ------       ------          ------

Noninterest expenses:

 Compensation and benefits                                 1,608             915        5,206           4,181
 Communications                                              124             118          360             351
 Floor brokerage and other production                        110             111          335             326
 Occupancy and equipment                                     114             105          333             315
 Advertising and market development                           81              80          236             218
 Professional services                                        64              69          174             166
 Other operating and administrative expenses                 138              39          496             288
 Restructuring credit                                        (30)              -         (241)           (324)
                                                          ------          ------       ------          ------
   Total noninterest expenses                              2,209           1,437        6,899           5,521
                                                          ------          ------       ------          ------

   Income (loss) before income taxes and cumulative
    effect of change in accounting principle                 864            (524)       3,298           1,255

Provision (benefit) for income taxes                         326            (199)       1,220             477
                                                          ------          ------       ------          ------

Income (loss) before cumulative effect
 of change in accounting principle                           538            (325)       2,078             778
                                                          ------          ------       ------          ------

Cumulative effect of change in accounting
 principle (net of tax benefit of $12)                         -               -          (15)              -
                                                          ------          ------       ------          ------

Net income (loss)                                        $   538         $  (325)      $2,063          $  778
                                                          ======          ======       ======          ======




                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: October 18, 1999                     SALOMON SMITH BARNEY HOLDINGS INC.




                                              By:    /s/Michael J. Day
                                                        Michael J. Day
                                                         Controller